UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 1, 2001

                           AngelCiti Multimedia, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                         000-55468              88-0427195
-----------------------------          -----------              ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



               1680 N. Vine Street, Suite 721, Hollywood, CA 90028
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 230-2249



         (Former name or former address, if changed since last report.)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

On January 29, 2002, the Company filed an 8K indicating the Company's intention to acquire Worldwide Management, Inc., a Costa Rica corporation, in exchange for an option to purchase 100,000 shares of AngelCiti at $1.00 per share on or about March 15, 2002. The Company has elected not to proceed with the transaction and both parties (the Company and Worldwide Management, Inc.) have mutually released each other from all obligations in connection with the acquisition.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP
Not Applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not Applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

Not Applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not Applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

None.

ITEM 8.     CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9.     REGULATION FD DISCLOSURE.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANGELCITI MULTIMEDIA, INC.
                                                 (Registrant)



Date: March 19, 2002                        s/  Lawrence S. Hartman
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                                                Lawrence S. Hartman




                                  End of Filing